UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007
BOSTON CAPITAL TAX CREDIT FUND III L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-21718	52-1749505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Boston Place
Suite 2100
Boston, Massachusetts 02108
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (617) 624-8900
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 7.01. Regulation FD Disclosure
In early 2006, Boston Capital Tax Credit Fund III L.P., Series 19 (“Series 19”) provided non-public information to a Limited Partner of Series 19 at the Limited Partner’s request. The Limited Partner agreed that it would not trade in securities of Series 19 without first providing notice to Series 19. The Limited Partner has notified Series 19 that it intends to mail to current interest holders an offer to purchase securities of Series 19. Accordingly, Series 19 is filing with this Form 8-K excerpts from limited partnership agreements governing the limited partnerships in which Series 19 is currently invested, as such information was provided to the Limited Partner and may be material, non-public information.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

99.1	Excepts from Limited Partnership Agreements.

SIGNATURES
             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boston Capital Tax Credit Fund III L.P.
	By:	Boston Capital Associates III L.P.,
General Partner

	By:	BCA Associates Limited Partnership,
General Partner

	By:	C&M Management Inc.,
General Partner

Date: December 3, 2007	By:	/s/ John P. Manning
John P. Manning
President

Exhibit Index

Exhibit
Number	Exhibit Name

99.1	Excepts from Limited Partnership Agreements